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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this registration statement on Form S-1 (No. 333-13263) of our report dated October 16, 1996 on our audit of the financial statements of GeoTel Communications Corporation. We also consent to the references to our firm under the caption "Experts".


                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts

October 18, 1996